                                                                 Exhibit 10.06


                               [   ] PROMISSORY NOTE


$[     ]                                                     New York, New York
                                                               January 10, 2005

For value received, MAC-GRAY CORPORATION, a Delaware corporation (the "Parent Borrower"), MAC-GRAY SERVICES, INC. ("Services") and INTIRION CORPORATION (together with the Parent Borrower and Services, the "Borrowers") promise to pay to the order of [ ] (the "Lender") (i) the unpaid principal amount of each Loan made by the Lender to the Borrowers under the Credit Agreement referred to below, when and as due and payable under the terms of the Credit Agreement, and
(ii) interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made to the accounts specified in the Credit Agreement, in immediately available funds.

All Loans made by the Lender, and all repayments of the principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding shall be endorsed by the Lender on the schedule attached hereto, or on a continuation of such schedule attached hereto and made a part hereof; PROVIDED that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrowers hereunder or under the Credit Agreement.

This note is one of the promissory notes issued pursuant to the Credit Agreement dated as of January 10, 2005, among the Borrowers, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the mandatory and optional prepayment hereof and the acceleration of the maturity hereof.

THIS PROMISSORY NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

                                    MAC-GRAY CORPORATION,

                                    by
                                       ----------------------------------------
                                       Name:
                                       Title:

                                    MAC-GRAY SERVICES, INC.,

                                    by
                                       ----------------------------------------
                                       Name:
                                       Title:

                                    INTIRION CORPORATION,

                                    by
                                       ----------------------------------------
                                       Name:
                                       Title:

                   SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL

                          TYPE             AMOUNT          AMOUNT OF          UNPAID
                           OF                OF            PRINCIPAL         PRINCIPAL         NOTATIONS
       DATE               LOAN              LOAN             REPAID           BALANCE             MADE
       ----               ----             ------          ---------         ---------         ---------




